                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               ILLINI CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              OF ILLINI CORPORATION

------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF
ILLINI CORPORATION:

     The Annual Meeting of Shareholders of Illini Corporation, will be held at Illini Bank, 120 S. Chatham Road, Springfield, Illinois, on Thursday, April 18, 1996, at 10:00 a.m. local time for the purpose of:

     l. The election of six Directors, each of whom is to hold office for a term of three years and until their successors have been duly elected and qualified.

     2. The ratification of approval of KPMG Peat Marwick LLP as independent auditors for 1996.

     3. Transaction of whatever other business may be brought before the meeting or any adjournment thereof.

     The close of business on March 11, 1996 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.


                              BY RESOLUTION OF THE BOARD OF DIRECTORS



                              Jesse A. Werner, Jr.
                              Secretary



SPRINGFIELD, ILLINOIS
MARCH 29, 1996

ILLINI CORPORATION
120 South Chatham Road
Springfield, Illinois 62704


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 1996

     This proxy statement is furnished in connection with the solicitation by the Board of Directors, each a "Director" and collectively, the "Directors" of Illini Corporation ("Illini"), an Illinois corporation, of proxies for use at the Annual Meeting of Shareholders of Illini to be held at 10:00 A.M. local time, Thursday, April 18, 1996 at Illini Bank, 120 South Chatham Road, Springfield, Illinois, and any adjournments thereof. The Board of Directors has fixed the close of business on March 11, 1996, as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting. On the record date, Illini had outstanding 448,456 shares of $10.00 par value common stock (the "Common Stock"), all of which are entitled to vote at the annual meeting. With respect to the election of Directors, each shareholder has cumulative voting rights -- that is, each shareholder is entitled to such number of votes as equals the number of shares owned by him as of the record date multiplied by the number of Directors to be elected (6), all of which votes may be cast for one nominee or distributed among two or more nominees as the shareholder may see fit. There are no state-prescribed requirements that shareholders must meet prior to making use of cumulative voting. On all other matters, shareholders are entitled one vote per share.

     Shares of Common Stock represented by properly executed proxies received by Illini will be voted at the meeting in accordance with instructions thereon. If there are no such instructions, the shares will be voted equally FOR the election of the six nominees listed below, FOR the ratification of approval of KPMG Peat Marwick, LLP as independent auditors for 1996 and in the discretion of the proxies on other matters. Abstentions and broker nonvotes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the amount of shares voted on any item. A shareholder may revoke this proxy by a later proxy or by giving notice of such revocation to Illini in writing or in an open meeting before such proxy is voted. Attendance at the meeting will not in and of itself constitute the revocation of a proxy.

     The cost of solicitation of proxies will be paid by Illini. In addition to the solicitation by mail, officers, Directors and regular employees of Illini may solicit proxies by telephone, telegram or by personal interviews. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

     A copy of Illini's Annual Report for 1995 is enclosed, but is not incorporated into this proxy statement or made a part of the proxy soliciting material. The approximate date on which this proxy statement and form of proxy was first sent to shareholders was March 29, 1996.

ELECTION OF DIRECTORS

     Under Illini's Articles of Incorporation, as amended, the Board of Directors is divided into three classes approximately equal in number. The Board of Directors presently consists of seventeen (17) members.

     Each year the shareholders are asked to elect the members of a class for a term of three years. The Board of Directors, therefore, recommends the following nominees for election as Directors for a term ending at the Annual Meeting in 1999:

     Messrs. Kenneth G. Deverman, William N. Etherton, Patrick A. Noonan, John H. Pickrell, Robert W. Shaver and Jesse A. Werner, Jr.

     All shares of Common Stock represented by an executed proxy in the accompanying form will be voted equally for the election of the persons listed above as Directors unless some other allocation of votes is specified in such proxy. The affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote at the meeting is necessary to elect each nominee. The Board of Directors has no reason to believe that any of the nominees will not be available to serve if elected. However, if any of the nominees are not available to serve if elected, proxies may be voted for election of other persons selected by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

     The information on the following page is provided with respect to each nominee for Director and each Director whose term of office extends beyond the date of the Annual Meeting and who will continue in office for their existing terms. On November 4, 1993, Illini Bank East, Illini Bank Menard County, and Illini Bank North were merged with, into, and under the charter of Illini Bank, a wholly-owned subsidiary of Illini (the "Illini Banks Merger"). As discussed herein, certain of the Directors were directors of the Illini Banks prior to the Illini Bank Merger.

         Name, Age, Principal Occupation                Director of
           and other Directorships                      Illini Since
         -----------------------------------------------------------

NOMINEES FOR THE TERM ENDING IN 1999:

     KENNETH G. DEVERMAN - 46, Farmer                      1987

     Mr. Deverman is a grain and livestock farmer in Greenview. He served as a director of Illini Bank of Menard County until the Illini Banks Merger was completed.

     WILLIAM N. ETHERTON  - 67, Farmer                     1994

     Mr. Etherton owns and operates a large seed corn farm. He also serves as a director of Illini Bank.

         Name, Age, Principal Occupation                Director of
           and other Directorships                      Illini Since
         -----------------------------------------------------------

     PATRICK A. NOONAN - 66, Investment Firm Manager       1991

     Mr. Noonan is a Senior Vice President and Springfield Branch Manager of the investment firm of Dean Witter Reynolds Inc. Mr. Noonan, a retired Captain of the United States Navy Reserve, continues to serve as a director and Chairman of Board of Illini Bank. In addition, Mr.
     Noonan serves as Vice Chairman of the Board of Illini and has held this position since 1991.

     JOHN H. PICKRELL - 76, Farm Manager                   1983

     Mr. Pickrell currently operates a farm and is engaged in farm management. He was appointed as a director and Treasurer of Illini
     Bank upon consummation of the Illini Banks Merger. Mr. Pickrell is also Treasurer of Illini and has held such position since 1983.

     ROBERT W. SHAVER - 57, Real Estate                    1983

     Mr. Shaver is a realtor with Coldwell Banker Perfect Address John B.
     Clark Realtors, Inc. Mr. Shaver previously served as President of Illini Bank from its consolidated organization in June of 1988 until April 1991. He also serves as a Vice President and director of Midland Community Bank. Mr. Shaver served as Senior Vice President of Illini Corporation from April 1991 to February 1993 and resigned from that position effective March 1, 1993. Mr. Shaver then served as a bank manager of Illini Bank until his retirement in April 1994. Mr. Shaver and Mr. Conrad Noll, III are brothers-in-law.

     JESSE A. WERNER, Jr. - 59, Business Owner             1983

     Mr. Werner is President of Champion Gas & Oil Company, Vice President of Arrow Trailer and Equipment Co., and Vice President of Waco Leasing Co. He served as President of Illini Bank-Danvers until August of 1991, and subsequently as a director of Illini Bank-North until the Illini Banks Merger was completed. Mr. Werner also served as a Director of the Peoples Bank of Springfield until the sale of the bank in August 1993 to an unaffiliated third party. He continues to serve as a director of Illini Bank and was appointed Secretary effective with the consummation of the Illini Banks Merger. Mr. Werner also presently serves as Secretary of Illini and has held such position since 1983.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 1997:

     THOMAS R. BEYNON  - 70, Realtor                       1983

     Mr. Beynon owns and operates Beynon Real Estate Company, Divernon, Illinois. He retired as President of Illini Bank-Coffeen in 1991. Mr. Beynon also served as a director and President of Peoples Bank of Springfield until August 4, 1993 when the Bank was sold to an unaffiliated third party. Mr. Beynon also serves as a director of Illini Bank and Midland Community Bank.

         Name, Age, Principal Occupation                Director of
           and other Directorships                      Illini Since
         -----------------------------------------------------------

     THOMAS A. BLACK - 58, Management                      1983

     Mr. Black holds a management position with Caterpillar Tractor Company. He served as a director of Illini Bank-East until the Illini Banks Merger was consummated, and now serves as a director and Vice Chairman of the Board of Illini Bank. Mr. Black also serves as Chairman of the Board of Illini and has held such position since 1983.

     RONALD E. CRAMER - 54, Real Estate                    1987

     Mr. Cramer operates a real estate management and construction business. He previously served as President of Illini Bank of Menard County until August of 1991 and as a director and Chairman of the Board of Illini Bank of Menard County until the Illini Bank Merger was completed. Mr. Cramer currently serves as a director of Illini Bank.

     LAWRENCE B. CURTIN - 69, Farmer                       1983

     Mr. Curtin owns and operates a large corn and soybean farm. He served as a director and Chairman of the Board of Illini Bank-East until the Illini Banks Merger was completed. He also serves as a director of Illini Bank.

     CONRAD NOLL, III - 52, Real Estate                    1992

     Mr. Noll, III is an independent Springfield realtor. He sits on the Board of Springfield's Prairie Capitol Convention Center. Mr. Noll served as a director of Illini Bank-East, Illini Bank-North, and Illini Bank of Menard County, until the Illini Banks Merger was completed. He continues to serve as a Director of Illini Bank.

CONTINUING DIRECTORS FOR THE TERM ENDING IN 1998:

     ROBERT H. GOLDMAN - 71, Labor Relations Specialist    1983

     Mr. Goldman currently works for the State of Illinois, Department of Central Management Services. Prior to this, he owned and operated a retail office supply business. Mr. Goldman also serves as a member of the Springfield Board of Education.

     WILLIAM B. MCCUBBIN - 59, Farmer                      1983

     Mr. McCubbin owns and operates a large seed corn farm. He served as a director of Illini Bank-Coffeen until its directorate consolidation in August of 1991.

         Name, Age, Principal Occupation                Director of
           and other Directorships                      Illini Since
         -----------------------------------------------------------

     BURNARD K. MCHONE - 56, Banking Executive             1992

     Mr. McHone assumed the position of President of Illini effective
     January 1, 1992 and was subsequently elected a Director at the 1992 Annual Meeting. Prior to accepting these positions, Mr. McHone had over 15 years of bank management experience as President, Chairman and Controller of Farmers National Bank and Farmers National Bancorp, Inc. Effective with the consummation of the Illini Banks Merger, Mr. McHone was appointed as a Director and President of Illini Bank.

     ROBERT F. OLSON - 64, Retired State Representative    1988

     Mr. Olson is a Retired State Representative with the State of Illinois. He served as a director and Chairman of the Board of Illini Bank-North until the Illini Banks Merger. Mr. Olson now serves as a director of Illini Bank.

     WILLIAM G. WALSCHLEGER JR. - 73, Land Surveyor        1986

     Mr. Walschleger is the owner and operator of Walschleger Land
     Surveyors. He served as Chairman of the Board of Illini Bank-Danvers until the August 1991 directorate consolidation. He continues to serve as a director of Illini Bank.

     PERRY WILLIAMS - 71, Retired                          1988

     Mr. Williams is a retired property manager, formerly employed by the State of Illinois. He served as a director of Illini Bank-North until the consummation of the Illini Banks Merger.

     Each nominee and continuing Director has held the position indicated since Illini was chartered in 1983, with the exception of William G. Walschleger Jr., Ronald E. Cramer, Kenneth G. Deverman, Robert F. Olson, Perry Williams, Burnard McHone, Conrad Noll, III, and William N. Etherton. Messr. Walschleger was added to the Board of Directors of Illini in 1986 upon consummation of Illini's acquisition of Sherman Banc Shares, Inc. Likewise, Messrs. Cramer and Deverman were added to Illini's Board in 1987 upon consummation of Illini's acquisition of Greenview Banc Shares, Inc. Messrs. Olson and Williams were added to the Board in 1988 upon consummation of Illini's acquisition of Elkhart Banc Shares, Inc. Messrs. Noonan, McHone, Noll, and Etherton were added to the Board in 1991, 1992, 1992, and 1994, respectively, upon reorganization of Illini's corporate structure.

     During 1995, the Board of Directors of Illini held four meetings. Each of the current Directors attended more than 75% of the total number of meetings of the Board of Directors and of all Committees of which the Director was a member.

     The Board of Directors has established Committees to assist in the discharge of its responsibilities, however, the Board does not have a Nominating Committee. In 1989, the Audit Committee was established and assigned the responsibility of oversight of the external and internal audit functions. Accordingly, this Committee enters into engagement agreements with Illini's external auditors and monitors the progress and scope of external and internal audits and their reported results. The present Directors serving on this Committee are Messrs. Curtin, Pickrell, Cramer, Black, McCubbin and Etherton. During 1995, the
Audit Committee met four times.

     In 1991, the Board established a Compensation Committee which met two times during 1995 and consists of Messrs. Black, Noonan, Walschleger, Williams, Noll, Goldman, and Olson. This Committee was created by Illini to oversee and control all administration of employee compensation and benefit matters for Illini and its subsidiary banks.

     In 1992, the Board established a Shares Committee which did not meet during 1995 and consists of Messrs. Black, Werner, Beynon, Walschleger, Etherton, Noll, Noonan, McHone, Pickrell, Shaver and Cramer. The Shares Committee was established for the principal purpose of representing the ownership interests of the Company's shareholders. In addition, the Committee shall be responsible for continuously reviewing the trading in the capital shares of the Company and reporting thereon to the full Board.

EXECUTIVE OFFICERS

     The following table provides information with respect to the executive officers of Illini as of March 29, 1996, including all positions and offices with Illini.

       Name             Age             Office
-------------------------------------------------------------------
    Thomas A. Black       58      Chairman of the Board
    Patrick A. Noonan     66      Vice Chairman of the Board
    Burnard K. McHone     56      President
    Mark R. Edmiston      37      Chief Financial Officer
    C. Fred Jessup        38      Senior Vice President
    David J. Schwemmer    44      Vice President
    Tony W. McLain        36      Vice President
    Jesse A. Werner Jr.   59      Secretary
    John H. Pickrell      76      Treasurer

BUSINESS EXPERIENCE OF NON-DIRECTOR EXECUTIVE OFFICERS

    MARK R. EDMISTON - 37                             Chief Financial Officer

    Mr. Edmiston joined Illini Corporation as Chief Financial Officer ("C.F.O.") in November 1995, and also serves as C.F.O. for Illini Bank. Prior to joining Illini, Mr. Edmiston held various management positions in finance and accounting with other bank holding companies. Mr. Edmiston is a Certified Public Accountant with a B.S. in Accounting from Illinois State University.

    C. FRED JESSUP - 38                               Senior Vice President

    Mr. Jessup held the position of Chief Lending Officer from November 1987 until January 1992 when he was appointed as Senior Vice President of Illini. Mr. Jessup also serves as the Senior Vice President of Illini Bank.

    DAVID J. SCHWEMMER - 44                           Vice President

    Mr. Schwemmer joined the Illini staff in July 1991. He oversees the operations center and administers the compensation and benefits program. He was previously employed by the auditing and consulting firm of KPMG Peat Marwick in their financial institutions consulting practice. Mr. Schwemmer is a graduate of Southern Illinois University in Edwardsville with a B.S. in Business Administration/Finance. Mr. Schwemmer also serves as Vice President and Senior Operations Officer of Illini Bank.

    TONY W. MCLAIN - 36                               Vice President

    Mr. McLain has been employed by Illini and Illini Bank for approximately twelve years. He was promoted to Vice President in 1993. Mr. McLain is a graduate of Illinois College with a B.S. in Business Administration and Sociology. Mr. McLain also serves as Vice President Retail Services of Illini Bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 1, 1995, with respect to all shareholders known to Illini to have been the beneficial owners of more than five percent of its Common Stock and the shares of Common Stock of Illini beneficially owned by each Director and by all Directors and executive officers of Illini as a group based upon information received from such persons. Beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest. Unless otherwise indicated, all persons shown in the table below have sole voting and dispositive power or share voting and dispositive power with members of their immediate families with respect to the number of shares listed next to their names.

                                                              Common Stock Beneficially Owned
                                                              --------------------------------
                                                              Number of            Percentage
Name of Beneficial Owner      Address (5)                       Shares              of Total
------------------------      ---------------------------     ---------            ----------
Mae H. Noll (1)               903 South Lincoln Ave.            106,074               23.65%
                              Springfield, IL 62704-2338
Ida R. Noll (2)               1190 Williams Blvd.                43,560                9.71%
                              Springfield, IL 62704-2833
Thomas R. Beynon                                                 18,486                4.12%
Thomas A. Black                                                   4,567                1.02%
Ronald E. Cramer                                                 11,100                2.48%
Lawrence B. Curtin                                                2,696                0.60%
William N. Etherton                                               8,091                1.80%
Kenneth Deverman                                                    735                0.16%
Robert H. Goldman                                                   864                0.19%
William B. McCubbin                                               2,586                0.58%
Burnard K. McHone                                                 2,231                0.50%
Conrad Noll, III (3)                                             12,924                2.88%
Patrick A. Noonan                                                12,665                2.82%
Robert F. Olson                                                   2,212                0.49%
John H. Pickrell                                                  4,055                0.90%
Robert W. Shaver (4)                                             15,615                3.48%
William G. Walschleger Jr.                                        6,397                1.43%
Jesse A. Werner Jr.                                              17,580                3.92%
Perry Williams                                                      419                0.09%

         All 21 Directors and Executive
         Officers as a group                                    125,514               27.99%

(1) Includes 43,560 shares held by Ida R. Noll, pursuant to a power of attorney for voting rights granting to Mae H. Noll. With respect to these shares, the power of attorney expires on January 1, 1997.
(2) Ida R. Noll has granted to Mae H. Noll a power of attorney to vote her shares. Ida R. Noll is the daughter-in-law of Mae H. Noll.
(3)  Conrad Noll, III is the son of Mae H. Noll.
(4)  Robert W. Shaver is the son-in-law of Mae H. Noll.
(5)  Provided for beneficial owners of more than five percent of Common
     Stock.

     The Federal Reseve Board is considering whether certain shareholders of Illini are acting in concert with each other for the purpose of acquiring shares of Common Stock of Illini and, if so, whether such shareholders are in compliance with the Bank Holding Company Act and Change in Bank Control Act.

EXECUTIVE COMPENSATION

     Illini believes that shareholders should be provided information about executive compensation that is easier to understand and more relevant, consistent with the newly adopted proxy rules of the Securities and Exchange Commission. Illini voluntarily incorporates this information in the interest of allowing shareholders to more effectively evaluate the relationship between executive compensation and shareholder value.

     The following table sets forth the compensation for 1995 awarded to or earned by the Chief Executive Officer of the Company.



                                                Summary Compensation Table
                                                --------------------------
                           Annual Compensation                              Long Term Compensation
                           -------------------                              ----------------------
      Name
       and                                         Other        Restricted                            All Other
    Principal                                      Annual         Stock       Options      LTIP        Compen-
     Position     Year(1)  Salary($)  Bonus($)   Compensation   Award(s)($)   SARs(#)    Payouts($)   sation($)
    ---------     -------  ---------  --------   ------------   -----------   -------    ----------   ---------
Burnard McHone
President          1995      $99,546        $0        $0            $0          $0           $0           $0
                   1994      $98,046   $18,560        $0            $0          $0           $0           $0
                   1993      $67,980        $0        $0            $0          $0           $0           $0

    (1) Burnard McHone was appointed President of Illini, effective January 1, 1992 and entered into a five-year contract regarding such employment.
This agreement provides for at-will employment, for compensation that may be adjusted by the Board of Directors (other than Mr. McHone) and for certain disability and other benefits. This agreement may be terminated at any time.

    Directors of Illini receive $200 for each Directors' meeting attended and $100 for each Committee meeting attended on which they serve. Those Directors who also serve as salaried officers of Illini do not receive Directors' fees from Illini. Certain Directors also receive fees as a director of Illini's subsidiary.

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

    Since January 1, 1993, some of the Directors and executive officers of Illini (and members of their immediate families and corporations, organizations and trusts with which these individuals are associated) have been indebted to one or more of the subsidiary banks in amounts of $60,000 or more. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectability or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable loan transactions with unaffiliated persons. No such loan was classified by any of the subsidiary banks as of December 31, 1995 as a non-accrual, past due, restructured or potential problem loan.

    Outside of normal customer relations, none of the Directors, executive officers, or 5% shareholders of Illini (or members of their immediate families) currently maintains or has maintained since January 1, 1993, any significant business or personal relationship with Illini or any of its subsidiaries other than such as might arise by virtue of such person's ownership interest in, or position with, Illini.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires Illini's executive officers and Directors, and persons who own more than ten percent of a registered class of Illini's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on a review of the copies of such forms received by Illini, Illini believes that, during the period from January 1, 1995 until December 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, Directors and ten percent shareholders were met.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP, Certified Public Accountants, served as the Company's independent auditors for the year 1995. The Board of Directors has retained this firm as Illini's independent auditors for the year 1996, subject to ratification by shareholders at the Annual Meeting. The Board of Directors unanimously recommends a vote FOR this proposal. A representative of KPMG Peat Marwick will be present at the annual meeting, will be available to respond to questions of shareholders, and will be permitted to make a statement if he desires to do so.

SHAREHOLDER PROPOSALS

    If shareholders' proposals are to be considered for inclusion in Illini's Proxy Statement for a forthcoming annual meeting of Illini's shareholders, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for shareholder proposals. Proposals for the 1997 Annual Meeting of Shareholders must be received by Illini at its principal executive office no later than November 29, 1996. Any such proposals, together with supporting statements, should be directed to the Secretary of Illini.

ADDITIONAL INFORMATION AVAILABLE

    UPON WRITTEN REQUEST, WITHOUT CHARGE TO ANY SHAREHOLDER, ILLINI WILL
PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K AND THE SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 1995 INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. ALL SUCH INQUIRIES SHOULD BE DIRECTED TO MARK R. EDMISTON, CHIEF FINANCIAL OFFICER, ILLINI CORPORATION, 120 SOUTH CHATHAM ROAD, SPRINGFIELD, ILLINOIS, 62704.

OTHER BUSINESS

    The Board of Directors of Illini is not aware of any other matters that may come before the Annual Meeting of Shareholders. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

                              BY RESOLUTION OF THE BOARD OF DIRECTORS


                              Jesse A. Werner, Jr.
                              Secretary

Date: March 29, 1996

                               ILLINI CORPORATION
                 Annual Meeting of Shareholders, April 18, 1996

           This proxy is solicited by the Board of Directors of Illini


The undersigned hereby appoints Patrick A. Noonan, John H. Pickrell, and Jesse
A. Werner, Jr., and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and revocation, and hereby authorizes them to vote all shares of common stock of Illini Corporation, Springfield, Illinois (the "Company") which the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held at the Illini Bank at 120 South Chatham Road, Springfield, Illinois on Thursday, April 18, 1996, at 10:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

  1. Election of six Directors (Check either "A" or "B" below, and if you check "B", give specific voting instructions):

  ( ) A. FOR the nominees listed below (your shares will be voted equally for the listed nominees).

         NOMINEES:

         Kenneth G. Deverman   Patrick A. Noonan    Robert W. Shaver
         William N. Etherton   John H. Pickrell     Jesse A. Werner, Jr.

  ( ) B. OTHER (Your shares will be voted as you specifically indicate below.
         Give number of votes, if any, to be voted for each nominee. Please read the "Note" below).

         NOMINEES:

         ( ) Kenneth G. Deverman  ( ) Patrick A. Noonan ( ) Robert W. Shaver
         ( ) William N. Etherton  ( ) John H. Pickrell  ( ) Jesse A. Werner, Jr.

  2. FOR the ratification of approval of KPMG Peat Marwick LLP as Illini's independent auditor for 1996.

  3. In their discretion, such attorneys-in-fact and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: As a shareholder in the Company, you have cumulative voting rights with respect to the election of Directors of the Company. Cumulative voting means that you are entitled to as many votes as equals the number of shares of Company stock owned by you multiplied by the number of Directors to be elected (six). All such votes may be cast for a single nominee or may be distributed between or among any two or more nominees as you see fit. A zero next to the name of any nominee indicates that you are exercising your right to withhold authority to vote for such nominee.

                           (continued from other side)

This proxy, when properly executed, will be voted as directed herein by the undersigned. If no direction is given, this proxy will be voted "FOR" the nominees for directors (alternative "A" in Item 1).


                                        Signature _____________________________

                                        Signature _____________________________

                                        Date ___________________________ , 1996


You are requested to complete, sign, date and return this proxy promptly. All joint owners must sign. Persons acting as executors, administrators, trustees, corporate officers, or in other representative capacities should so indicate.